Property and equipment (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment

The following table summarizes property and equipment by categories for the periods presented:

	Year Ended December 31,
	2012	2013
Computer equipment	$23,015	$28,646
Office furniture and equipment	4,261	4,458
Vehicles	3,428	2,631
Leasehold improvements	3,344	4,994

Total property and equipment	34,048	40,729
Less: accumulated depreciation	(19,454)	(25,435)

Total property and equipment, net	$14,594	$15,294